Medallion Trust Series 2007-1G
ISDA Master Agreement
(Interest Rate Swap Agreement)

Commonwealth Bank of Australia
ABN 48 123 123 124

Perpetual Trustee Company Limited
ABN 42 000 001 007

Securitisation Advisory Services Pty. Limited
ABN 88 064 133 946

If you have any questions about the details of this document
PLEASE CONTACT BRIAN SALTER ON + 61 2 9353 4000

Clayton Utz
Lawyers
Levels 19-35 No. 1 O'Connell Street Sydney NSW 2000 Australia
PO Box H3 Australia Square Sydney NSW 1215
T + 61 2 9353 4000 F + 61 2 8220 6700

www.claytonutz.com

Our reference 174/14708/80050681

                                                                               i

                                    SCHEDULE

                                     TO THE

                                MASTER AGREEMENT

                      DATED AS OF 15 FEBRUARY 2007 BETWEEN

                  SECURITISATION ADVISORY SERVICES PTY. LIMITED
                               ABN 88 064 133 946
                                   ("MANAGER")

                                       AND

                         COMMONWEALTH BANK OF AUSTRALIA
                               ABN 48 123 123 124
                                   ("PARTY A")

                                       AND

                        PERPETUAL TRUSTEE COMPANY LIMITED
                               ABN 42 000 001 007
                AS TRUSTEE OF THE MEDALLION TRUST SERIES 2007-1G
                                   ("PARTY B")

PART 1. TERMINATION PROVISIONS

(a)     "SPECIFIED ENTITY" in relation to

        (i)   Party A, is not applicable; and

        (ii)  Party B, is not applicable.

(b)     "SPECIFIED TRANSACTION" means - not applicable.

(c)     (i)   The following provisions of Section 5 will not apply to Party A:

              Section 5(a)(ii)
              Section 5(a)(iii)
              Section 5(a)(iv)
              Section 5(a)(v)
              Section 5(a)(vi)
              Section 5(a)(vii)
              Section 5(a)(viii)
              Section 5(b)(ii)
              Section 5(b)(iii)
              Section 5(b)(iv)

        (ii)  The following provisions of Section 5 will not apply to Party B:

              Section 5(a)(ii)
              Section 5(a)(iii)
              Section 5(a)(iv)
              Section 5(a)(v)
              Section 5(a)(vi)
              Section 5(a)(vii)
              Section 5(a)(viii)
              Section 5(b)(ii)
              Section 5(b)(iii)
              Section 5(b)(iv)

(d)     The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply.

(e)     PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
        Agreement:

        (i)   A. in respect of each Basis Swap, Loss will apply; and

              B. in respect of each Fixed Rate Swap and the Interest Rate
                 Basis Cap (if any), Market Quotation will apply;

                                                                               1

        (ii)  A. in respect of each Basis Swap, neither the First Method nor the
                 Second Method will apply; and

              B. in respect of each Fixed Rate Swap and the Interest Rate
                 Basis Cap (if any), the Second Method will apply; and

        (iii) the definition of "Loss" is amended by adding the following sentence at the end of that definition:

              "However in relation to a Terminated Transaction that is a Basis
              Swap, each party's Loss is deemed to be zero.".

(f)     "TERMINATION CURRENCY" means Australian dollars.

(g)     ADDITIONAL TERMINATION EVENT. The following is an Additional Termination
        Event in relation to which Party B is the only Affected Party and the
        Basis Swaps are the only Affected Transactions:

        If, on any day on which the weighted average Mortgage Rate applicable to the Mortgage Loans forming part of the Assets of the Series Trust which are charged interest at a variable rate is equal to or greater than the then Threshold Rate, Party A notifies Party B and each Rating Agency of its intention to terminate the Basis Swaps.

PART 2. TAX REPRESENTATIONS

(a)     PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this
        Agreement, Party A and Party B each make the following representation:

        It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant
        Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e),
        6(d)(ii) or 6(e) of this Agreement) to be made by it to any other party under this Agreement. In making this representation, it may rely on:

        (i)   the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

        (ii)  the satisfaction of the agreement contained in Section 4(a)(i) or
              4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section
              4(a)(i) or 4(a)(iii) of this Agreement; and

        (iii) the satisfaction of the agreement of the other party contained in
              Section 4(d) of this Agreement,

        provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)     PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this
        Agreement, Party A will and Party B will make the following representation:

        It is an Australian resident and does not derive the payments under this
        Agreement in part or whole in carrying on business in a country outside
        Australia at or through a permanent establishment of itself in that country.

                                                                               2

PART 3. AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other party the following documents, as applicable:

(a)     TAX FORMS, DOCUMENTS OR CERTIFICATES TO BE DELIVERED ARE:

PARTY REQUIRED TO
DELIVER DOCUMENT      FORM/DOCUMENT/CERTIFICATE                    DATE BY WHICH TO BE DELIVERED
-------------------   ------------------------------------------   ----------------------------------------

Party A and Party B   Any document or certificate reasonably       On the earlier of (a) learning that such
                      required or reasonably requested by a        document or certificate is required and
                      party in connection with its obligations     (b) as soon as reasonably practicable
                      to make a payment under this Agreement       following a request by a party.
                      which would enable that party to make the
                      payment free from any deduction or
                      withholding for or on account of Tax or
                      which would reduce the rate at which
                      deduction or withholding for or on account
                      of Tax is applied to that payment.

(b)     OTHER DOCUMENTS TO BE DELIVERED ARE:

PARTY REQUIRED TO                                                                                 COVERED BY
DELIVER                                                                                           SECTION 3(D)
DOCUMENT              FORM/DOCUMENT/CERTIFICATE            DATE BY WHICH TO BE DELIVERED        REPRESENTATION
-------------------   ----------------------------------   ----------------------------------   --------------

Party A               A certificate from Party A (or, if   On execution and delivery of any           Yes
                      available, Party A's current         Confirmation unless that
                      authorised signature book)           certificate has already been
                      specifying the names, title and      supplied for that purpose and
                      specimen signatures of the           remains true and in effect and
                      Authorised Officers of Party A.      when the list is updated or upon
                                                           request.

Party A, Party B      A legal opinion as to the validity   On or at any time prior to the             No
and the Manager       and enforceability of that party's   Closing Date.
                      obligations under this Agreement
                      in form and substance (and issued
                      by legal counsel) reasonably
                      acceptable to the other party.

The Manager           A copy (certified by the Manager)    Not less than 5 Business Days (or          Yes
                      of the Credit Support Document and   such lesser period as Party A
                      (without limiting any obligation     agrees to) before the Trade Date
                      Party B may have under the terms     of the first occurring Transaction
                      of the Credit Support Document to    and in the case of any amending
                      notify Party A of amendments) a      documents entered into subsequent
                      copy (certified by the Manager) of   to that date, promptly after each
                      any document that amends in any      amending document (if any) has
                      way the terms of the Credit          been entered into.
                      Support Document.

                                                                               3

For the purposes of this paragraph (b) a copy of a document is taken to be certified by the Manager if an Authorised Officer of the Manager or legal counsel for the Manager has certified it to be a true and complete copy of the document of which it purports to be a copy.

PART 4. MISCELLANEOUS

(a)     ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this
        Agreement:

        Address for notices or communications to PARTY A:

                Address:         Commonwealth Bank of Australia
                                 Level 1
                                 48 Martin Place
                                 Sydney NSW 2000
                                 AUSTRALIA

                Attention:       Manager, Securitisation

                Facsimile No.:   612 9378 2481

        Address for notices or communications to PARTY B:

                Address:         Perpetual Trustee Company Limited
                                 Level 12
                                 123 Pitt Street
                                 Sydney NSW 2000
                                 AUSTRALIA

                Attention:       Manager, Securitisation Services

                Facsimile No.:   612 9221 7870

        Additionally, a copy of all notices as well as any changes to a party's address, telephone number or facsimile number should be sent to:

                Address:         Securitisation Advisory Services Pty. Limited
                                 Level 7
                                 48 Martin Place
                                 Sydney NSW 2000
                                 AUSTRALIA

                Attention:       Manager, Securitisation

                Facsimile No.:   612 9378 2481

(b)     PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

        Party A appoints as its Process Agent - Not Applicable

        Party B appoints as its Process Agent - Not Applicable

(c)     OFFICES. The provisions of Section 10(a) will not apply to this
        Agreement.

(d)     MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement.

        Party A is not a Multibranch Party.

        Party B is not a Multibranch Party.

                                                                               4

(e)     CALCULATION AGENT. The Calculation Agent is the Manager.

(f)     CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

        (i)   in relation to Party A: Nil;

        (ii)  in relation to Party B: the Security Trust Deed.

(g)     CREDIT SUPPORT PROVIDER.

        (i)   In relation to Party A: Not Applicable.

        (ii)  In relation to Party B: Not Applicable.

(h)     GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in the Australian Capital Territory and Section 13(b)(i) is deleted and replaced by the following:

        "(i)  submits to the non-exclusive jurisdiction of the courts of the
              Australian Capital Territory and courts of appeal from them; and".

        (i)   NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this
              Agreement will apply in respect of all Transactions.

(j)     "AFFILIATE" will have the meaning specified in Section 14 of this
        Agreement. For the purposes of Section 3(c), Party A and Party B are deemed not to have any Affiliates.

PART 5. OTHER PROVISIONS.

(1)     PAYMENTS: In Section 2:

        (a)   In Section 2(a)(ii) the first sentence is deleted and replaced with the following sentence:

              "Unless specified otherwise in this Agreement, payments under this
              Agreement will be made by 10.00am on the due date for value on that date in the place of the account specified in the relevant
              Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement)
              and in the manner customary for payment in the required
              currency.".

        (b)   Insert a new paragraph (iv) in Section 2(a) immediately after
              Section 2(a)(iii) as follows:

              "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has
                    satisfied all its payment obligations under Section 2(a)(i)
                    and Section 2(e) of this Agreement and has no future payment obligations, whether absolute or contingent under Section
                    2(a)(i) or Section 2(e).".

        (c)   Add the following new sentence to Section 2(b):

              "Each new account so designated will be in the same tax
              jurisdiction as the original account.".

        (d)   In Section 2(c) insert the following words at the end of the first paragraph:

              "Subject to Section 2(f), the aggregate amount that would
              otherwise be payable will

                                                                               5

              not take into account amounts due on that Payment Date pursuant to
              Sections 2(g), 17, 18 or 19.".

        (e)   Delete Section 2(d)(i)(4) in its entirety.

        (f)   In Section 2(d)(ii)(1) delete the following where they appear:

              "in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4)".

        (g)   Insert new Sections 2(f) and 2(g) as follows:

              "(f)  If on a Payment Date an amount would otherwise be payable by
                    Party A pursuant to Section 2(c):

                    (i)   in respect of a Fixed Rate Swap, then such amount
                          will, unless otherwise agreed between Party A and
                          Party B, be satisfied in part, or whole, from the then
                          Fixed Rate Prepayment Balance; and

                    (ii)  in respect of a Basis Swap, then such amount will,
                          unless otherwise agreed between Party A and Party B,
                          be satisfied in part, or whole, from the then Basis
                          Prepayment Balance.

              (g)   On each Payment Date that a Fixed Rate Swap is existing:

                    (i)   Party B will pay Party A any Break Costs determined by
                          the Manager on the preceding Determination Date in
                          accordance with the Series Supplement."

(2)     REPRESENTATIONS: In Section 3:

        (a)   Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

              "(including in the case of a party being an ADI (as that term is defined in the Banking Act, 1959 (Cth)), Section 86 of the Reserve
              Bank Act, 1969 (Cth) and section 13A(3) of the Banking Act, 1959
              (Cth))."

        (b)   RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

              (i)   NON-RELIANCE. It is acting for its own account (in the case of Party B, as trustee of the Series Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party
                    B, also upon the judgment of the Manager) and upon advice
                    from such advisers as it has deemed necessary. It is not
                    relying on any communication (written or oral) of any other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a
                    Transaction will not be considered investment advice or a
                    recommendation to enter into that Transaction. No
                    communication (written or oral) received from any other
                    party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                                                                               6

              (ii)  EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the
                    terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that
                    Transaction.

              (iii) STATUS OF PARTIES. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction.

        (c)   After "Section 3(f)" in line 2 insert ",3(g), 3(h) and 3(i)".

        (d)   Insert the following new paragraphs (g), (h) and (i) in Section 3 immediately after Section 3(f):

              "(g)  SERIES TRUST: By Party B, in respect of Party B only:

                    (i)   TRUST VALIDLY CREATED. The Series Trust has been
                          validly created and is in existence at the date of
                          this Agreement.

                    (ii)  SOLE TRUSTEE. It has been validly appointed as trustee of the Series Trust and is presently the sole trustee
                          of the Series Trust.

                    (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to it and to its knowledge no resolution has been passed,
                          or direction or notice has been given, removing it as
                          trustee of the Series Trust.

                    (iv)  POWER. It has power under the Master Trust Deed to:

                          (A)  enter into this Agreement and the Credit Support
                               Documents in its capacity as trustee of the
                               Series Trust; and

                          (B)  mortgage or charge the Assets of the Series Trust
                               in the manner provided in the Credit Support
                               Document in relation to Party B.

                    (v)   GOOD TITLE. It is the lawful owner of the Assets of
                          the Series Trust and, subject only to the Credit
                          Support Document in relation to Party B and any
                          Security Interest permitted under the Credit Support
                          Document in relation to Party B, to the best of its
                          knowledge without due enquiry, those Assets are free
                          of all other Security Interests (except for Party B's
                          right of indemnity out of the Assets of the Series
                          Trust).

              (h)   NON ASSIGNMENT. It has not assigned (whether absolutely, in equity, by way of security or otherwise), declared any trust over or given any charge over any of its rights under this
                    Agreement or any Transaction except, in the case of Party B, for the Security Interests created under any Credit Support
                    Document specified in relation to Party B.

              (i)   CONTRACTING AS PRINCIPAL. Each existing Transaction has been entered into by that party as principal and not otherwise.".

(3)     FAILURE TO PAY OR DELIVER: In Section 5(a)(i) delete the words "third
        Local" where they appear in line 3 and replace them with the word
        "tenth".

                                                                               7

(4)     TERMINATION: In Section 6:

        (i)   Add the following sentence at the end of the first paragraph of
              Section 6(b)(ii):

              "However, if Party B is the Affected Party, then Party B will only be obliged to make such efforts to effect a transfer in accordance with this Section 6(b)(ii) as it is able to make by application of funds held by it as trustee of the Series Trust being funds available for such application in accordance with the provisions of the Master Trust Deed and the Series Supplement.".

        (ii)  Add the following sentence at the end of the second paragraph of
              Section 6(b)(ii):

              "However, if Party A is that other party it must, if so requested by the Manager with the prior consent of the Rating Agencies, use reasonable efforts to make such a transfer to an Affiliate (as that expression is defined in Section 14 disregarding any
              modification made by this Agreement).".

        (iii) Add the following sentence at the end of the last paragraph of
              Section 6(b)(ii):

              "However, consent may be withheld if the other party considers that its credit exposure to the transferee would be adversely affected by the transfer.".

        (iv)  Section 6(e) is amended by deleting the last sentence of the first paragraph.

(5)     FACSIMILE TRANSMISSION: In Section 12:

        (a)   delete the following words where they appear on lines 2 and 3 of
              Section 12(a):

              "(except that a notice or other communication under Section 5 or
              Section 6 may not be given by facsimile transmission or electronic messaging system)";

        (b)   replace Section 12(a)(iii) with:

              "(iii) if sent by facsimile transmission, on the date a
                     transmission report is produced by the machine from which
                     the facsimile was sent which indicates that the facsimile
                     was sent in its entirety to the facsimile number of the
                     recipient notified for the purpose of this Section unless
                     the recipient notifies the sender within one Local Business
                     Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;"; and

        (c)   insert a new paragraph (vi) in Section 12(a) immediately after
              Section 12(a)(v) as follows:

              "(vi)  if sent by ordinary mail, on the third (seventh, if posted to or from a place outside Australia) day after posting.".

(6)     DEFINITIONS: In this Agreement, unless the contrary intention appears:

        (a)   MASTER TRUST DEED AND SERIES SUPPLEMENT: Subject to Part 5(6)(g)
              of this Schedule, unless otherwise defined in this Agreement, words and phrases defined in the Master Trust Deed or the Series
              Supplement have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Trust Deed or the Series Supplement (on the other hand), this Agreement prevails. Subject to Part 5(6)(g)
              of this Schedule, where there is any inconsistency in a definition between the Master Trust Deed and the Series Supplement, the
              Series Supplement prevails over the Master Trust Deed in respect of the Series Trust. Where words or phrases used but not

                                                                               8

              defined in this Agreement are defined in the Master Trust Deed in relation to a Series Trust (as defined in the Master Trust Deed)
              and/or an Other Trust such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Series Trust (as defined in the Series Supplement) and/or the
              CBA Trust, as the context requires.

        (b)   TRUSTEE CAPACITY:

              (i)    a reference to Party B is a reference to Party B in its
                     capacity as trustee of the Series Trust only, and in no
                     other capacity; and

              (ii)   a reference to the undertaking, assets, business or money
                     of Party B is a reference to the undertaking, assets,
                     business or money of Party B in the capacity referred to in paragraph (i) only.

        (c)   DEFINITIONS: in Section 14:

              (i)    replace the definitions of "AFFECTED TRANSACTIONS" and
                     "LOCAL BUSINESS DAY" with the following:

                     ""AFFECTED TRANSACTIONS" means, with respect to a
                     Termination Event:

                     (a)  where an Early Termination Date is designated pursuant to Part 1(g) of the Schedule, each Basis Swap; and

                     (b)  where an Early Termination Date is designated
                          following the occurrence of any other Termination
                          Event, all Transactions."; and

                     ""LOCAL BUSINESS DAY" has the same meaning as "BUSINESS
                     DAY"."; and

              (ii)   insert the following new definitions:

                     ""AMOUNTS OUTSTANDING" in relation to a Mortgage Loan
                     means, at any given time, the amount recorded at that time as the balance of the Mortgage Loan in the Mortgage Loan
                     System which balance includes amounts which have been
                     charged to the Mortgage Loan but excludes amounts which
                     have been or are, accrued against the Mortgage Loan.

                     "BASIS PREPAYMENT BALANCE" means the amount then standing
                     to the credit of the Collections Account in respect of
                     prepayments by Party A pursuant to Sections 18(c) or (d)
                     and which has not been utilised pursuant to Section
                     2(f)(ii).

                     "BASIS SWAP" means

                     (a)  when designated "Monthly", the Transaction entered
                          into between Party A, Party B and the Manager on the
                          terms specified in the form of the Confirmation set
                          out in Annexure 1A (or as otherwise agreed between
                          Party A, Party B and the Manager); and

                     (b)  when designated "Quarterly" the Transaction entered
                          into between Party A and party B and the Manager on
                          the terms specified in the form of Confirmation set
                          out in Annexure 1B

                                                                               9

                          (or as otherwise agreed between Party A, party B and
                          the Manager),

                          (each a "BASIS SWAP" and together, the "BASIS SWAPS").

                     "BASIS SWAP AMOUNT" in relation to a Calculation Period
                     means:

                     (a)  when designated "Monthly", the relevant monthly
                          proportion of the aggregate Amounts Outstanding in
                          relation to all Mortgage Loans being charged a
                          variable rate as certified by the Manager to Party B
                          at the opening of business on the Determination Date
                          falling within the relevant preceding Calculation
                          Period; and

                     (b)  when designated "Quarterly", the relevant quarterly
                          proportion of the aggregate Amounts Outstanding in
                          relation to all Mortgage Loans being charged a
                          variable rate as certified by the Manager to Party B
                          at the opening of business on the Determination Date
                          falling within the relevant preceding Calculation
                          Period.

                     "CONVERSION" means the conversion of a Mortgage Loan
                     forming part of the Assets of the Series Trust which is
                     being charged interest at a variable rate to a Mortgage
                     Loan which is being charged interest at a fixed rate.

                     "ELIGIBLE ACCOUNT" means an account in the name of Party B as trustee of the Series Trust held with a financial
                     institution with short term credit ratings of P-1 by
                     Moody's, F1 by Fitch and A-1+ by Standard & Poor's and
                     includes the Collections Account to the extent that the
                     holder of the Collections Account is rated in this manner.

                     "END DATE" means the date on which a Mortgage Loan is to
                     cease being charged interest at a fixed rate.

                     "FIXED INTEREST EARNED" in relation to a Monthly
                     Distribution Date, and the Monthly Swap Collection Period
                     ending immediately prior to that Monthly Distribution Date, means the aggregate of:

                     (a)  all debit entries made during that Monthly Swap
                          Collection Period to the accounts established in the
                          Servicer's records for the Mortgage Loans forming part
                          of the Assets of the Series Trust representing
                          interest charged at a fixed rate (plus any interest
                          off-set benefits in respect of Mortgage Interest Saver
                          Accounts which represents amounts which, if not for
                          the terms of the Mortgage Interest Saver Accounts,
                          would have been so debited during that Monthly Swap
                          Collection Period to those accounts to the extent paid
                          by CBA pursuant to clause 15.4 of the Series
                          Supplement and deposited to the Collections Account
                          prior to that Monthly Distribution Date); and

                     (b)  the aggregate, as at the close of business on the last day of that Monthly Swap Collection Period, of all
                          accrued but not charged fixed rate interest on the
                          Mortgage Loans forming part of the Assets of the
                          Series Trust less the aggregate, as at the opening of
                          business on the first day of that Monthly Swap

                                                                              10

                          Collection Period, of all accrued but not charged
                          fixed rate interest on the Mortgage Loans forming part
                          of the Assets of the Series Trust.

                     "FIXED RATE PREPAYMENT BALANCE" means the amount then
                     standing to the credit of the Eligible Account in respect
                     of prepayments by Party A pursuant to Sections 17(a)(iii),
                     (b)(i), (e)(i) or (g) and which has not been utilised
                     pursuant to Section 2(f)(i) or repaid to Party A pursuant
                     to Sections 17(e)(ii) or (h).

                     "FIXED RATE SWAP AMOUNT" in relation to a Calculation
                     Period means:

                     (a)  when designated "Monthly":

                          (i)   the relevant monthly proportion of the aggregate
                                Amounts Outstanding in relation to all Mortgage
                                Loans (excluding Mortgage Loans being charged a
                                variable rate) as certified by the Manager to
                                Party B at the opening of business on the
                                Determination Date falling within the relevant
                                preceding Calculation Period;

                          (ii)  less the Other Fixed Rate Swap Amount in
                                relation to the relevant Calculation Period; and

                     (b)  when designated "Quarterly":

                          (i)   the relevant quarterly proportion of the
                                aggregate Amounts Outstanding in relation to all
                                Mortgage Loans (excluding Mortgage Loans being
                                charged a variable rate) as certified by the
                                Manager to Party B at the opening of business on
                                the Determination Date falling within the
                                relevant preceding Calculation Period;

                          (ii)  less the Other Fixed Rate Swap Amount in
                                relation to the relevant Calculation Period.

                     "FIXED RATE SWAP" means:

                     (a)  when designated "Monthly", the Transaction entered
                          into between Party A, Party B and the Manager on the
                          terms specified in the form of the Confirmation set
                          out in Annexure 2A (or as otherwise agreed between
                          Party A, Party B and the Manager); and

                     (b)  when designated "Quarterly" the Transaction entered
                          into between Party A, Party B and the Manager on the
                          terms specified in Annexure 2B (or as otherwise agreed
                          between Party A, Party B and the Manager); and

                     (c)  and each Transaction entered into pursuant to Section
                          16 on the terms specified in Annexure 2C (or as
                          otherwise agreed between Party A, Party B and the
                          Manager);

                     (each a "FIXED RATE SWAP" and together the "FIXED RATE
                     SWAPS").

                                                                              11

                     "INTEREST RATE BASIS CAP" means the interest rate cap, if
                     any, entered into between Party A, Party B and the Manager on or prior to the Closing Date.

                     "MASTER TRUST DEED" means the Master Trust Deed dated 8
                     October 1997 between Party B (as Trustee) and the Manager, as amended from time to time.

                     "MONTHLY BASIS SWAP ADMINISTERED RATE" means, in relation
                     to a Monthly Distribution Date, the amount determined in
                     accordance with the following calculation and expressed as a percentage:

               _                                            _           _           _
              |                     MBSA                     |         |     MBSA    |
        SII x | -------------------------------------------- | + VCI x | ----------- |
              | MBSA + QBSA + MFRSA + QFRSA + MOFRSA+ QOFRSA |         | MBSA + QBSA |   365
MBSAR =       |_--------------------------------------------_|         |_-----------_| x ---
                                              MBSA                                        NM

                     where:

                     MBSAR    means the Monthly Basis Swap Administered Rate in
                              relation to that Monthly Distribution Date;

                     SII      means the Short-Term Investment Income in relation
                              to that Monthly Distribution Date;

                     MBSA     means the Monthly Basis Swap Amount for the
                              monthly Calculation Period ending immediately
                              before that Monthly Distribution Date;

                     QBSA     means the Quarterly Basis Swap Amount for the
                              quarterly Calculation Period ending immediately
                              before that Monthly Distribution Date;

                     MFRSA    means the Monthly Fixed Rate Swap Amount for the
                              monthly Calculation Period ending immediately
                              before that Monthly Distribution Date;

                     QFRSA    means the Quarterly Fixed Rate Swap Amount for the
                              quarterly Calculation Period ending immediately
                              before that Monthly Distribution Date;

                     MOFRSA   means the Monthly Other Fixed Rate Swap Amount for
                              the monthly Calculation Period ending immediately
                              before that Monthly Distribution Date;

                     QOFRSA   means the Quarterly Other Fixed Rate Swap Amount
                              for the quarterly Calculation Period ending
                              immediately before that Monthly Distribution Date;

                     VCI      means the Variable Interest Earned in relation to
                              the Monthly Swap Collection Period ending
                              immediately before that Monthly Distribution Date;
                              and

                     NM       means the number of days in the Monthly Swap
                              Collection Period ending immediately prior to that
                              Monthly Distribution Date.

                                                                              12

                     "MONTHLY FIXED SWAP ADMINISTERED RATE" means, in relation
                     to a Monthly Distribution Date the amount expressed as a
                     percentage, determined in accordance with the following
                     calculation:

               _                                             _           _                               _
              |                 MFRSA + MOFRSA                |         |     MFRSA + MOFRSA              |
        SII x | --------------------------------------------- | + FCI x | ------------------------------- |
              | MBSA + QBSA + MFRSA + QFRSA + MOFRSA + QOFRSA |         | MFRSA + MOFRSA + QFRSA + QOFRSA |
MFSAR =       |_---------------------------------------------_|---------|_-------------------------------_| x 365/NM
                                                  _              _
                                                 | MFRSA + MOFRSA |
                                                 |_              _|

                     where:

                     MFSAR    means the Monthly Fixed Rate Swap Administered
                              Rate in relation to that Monthly Distribution
                              Date;

                     SII      means the Short-Term Investment Income in relation
                              to that Monthly Distribution Date;

                     MFRSA    means the Monthly Fixed Rate Swap Amount for the
                              monthly Calculation Period ending immediately
                              before that Monthly Distribution Date;

                     MOFRSA   means the Monthly Other Fixed Rate Swap Amount for
                              the monthly Calculation Period ending immediately
                              before that Monthly Distribution Date;

                     MBSA     means the Monthly Basis Swap Amount for the
                              monthly Calculation Period ending immediately
                              before that Monthly Distribution Date;

                     QBSA     means the Quarterly Basis Swap Amount for the
                              quarterly Calculation Period ending immediately
                              before that Monthly Distribution Date;

                     QFRSA    means the Quarterly Fixed Rate Swap Amount for the
                              quarterly Calculation Period ending immediately
                              before that Monthly Distribution Date;

                     QOFRSA   means the Quarterly Other Fixed Rate Swap Amount
                              for the quarterly Calculation Period ending
                              immediately before that Monthly Distribution Date;

                     FCI      means the Fixed Interest Earned in relation to the
                              Monthly Swap Collection Period ending immediately
                              before that Monthly Distribution Date; and

                     NM       means the number of days in the Monthly Swap
                              Collection Period ending immediately prior to that
                              Monthly Distribution Date.

                     "MONTHLY WEIGHTED MARGIN" in relation to a Monthly
                     Distribution Date means the amount, expressed as a
                     percentage, determined by the following calculation:

                           _          _     _          _
                          |            |   |            |
                          | CA2        |   | CA4        |
                     WM = | --- x CA2M | + | --- x CA4M |
                          | TSA        |   | TSA        |
                          |_          _|   |_          _|

                     where:

                                                                              13

                     WM       means the Weighted Margin in relation to that
                              Monthly Distribution Date

                     CA2      means the aggregate of the Invested Amounts of the
                              Class A-2 Notes on the Determination Date
                              immediately preceding that Monthly Distribution
                              Date;

                     CA4      means the aggregate of the Invested Amounts of the
                              Class A-4 Notes on the Determination Date
                              immediately preceding that Monthly Distribution
                              Date;

                     CA2M     means the Issue Margin in respect of the Class A-2
                              Notes during the Accrual Period ending immediately
                              prior to that Monthly Distribution Date; and

                     CA4M     means the Issue Margin in respect of the Class A-4
                              Notes during the Accrual Period ending immediately
                              prior to that Monthly Distribution Date;

                     TSA      means the sum of CA2 and CA4.

                     "OTHER FIXED RATE SWAP AMOUNT" in relation to a Calculation
                     Period means:

                     (a)      when designated "Monthly", the relevant monthly
                              proportion of the aggregate Amounts Outstanding as
                              at the opening of business on the Determination
                              Date falling within the preceding Calculation
                              Period in relation to each Mortgage Loan where one
                              or more further Fixed Rate Swaps have been entered
                              into, and are then current, to hedge the interest
                              rate risk in respect of the Mortgage Loan pursuant
                              to Section 16(b);

                     (b)      when designated "Quarterly", the relevant
                              quarterly proportion of the aggregate Amounts
                              Outstanding as at the opening of business on the
                              Determination Date falling within the preceding
                              Calculation Period in relation to each Mortgage
                              Loan where one or more further Fixed Rate Swaps
                              have been entered into, and are then current, to
                              hedge the interest rate risk in respect of the
                              Mortgage Loan pursuant to Section 16(b).

                     "OUTSTANDING INTEREST RATE SWAP PREPAYMENT AMOUNT" means
                     the sum of the then Basis Prepayment Balance and the then
                     Fixed Rate Prepayment Balance.

                     "PRESCRIBED RATINGS" means:

                     (a)      in respect of the Fixed Rate Swaps:

                              (i)   a long term rating of A2 and a short term
                                    rating of P-1 or higher by Moody's;

                              (ii)  a long term rating of A and a short term
                                    rating of at least F1 by Fitch; and

                                                                              14

                              (iii) a short term rating of A-1 by S & P; and

                     (b)      in respect of the Basis Swaps:

                              (i)   a short term rating of P-1 and a long term
                                    rating of A2 by Moody's;

                              (ii)  a long term rating of A and a short term
                                    rating of at least F1 by Fitch; and

                              (iii) a short term rating of A-1 by S&P.

                     "QUARTERLY BASIS SWAP ADMINISTERED RATE" means in relation to a Quarterly Distribution Date the amount determined in
                     accordance with the following calculation and expressed as a percentage:

                     QBSAR = [(CQVCI + (CQBSII) x QBSS) - CQMBSP)/QBSA] x 365/NQ

                     QBSAR    means the Quarterly Basis Swap Administered Rate
                              in relation to the Quarterly Distribution Date;

                     QBSA     means the Quarterly Basis Swap Amount for the
                              quarterly Calculation Period ending immediately
                              before that Quarterly Distribution Date;

                     NQ       means the number of days in the Quarterly Swap
                              Collection Period ending immediately before that
                              Quarterly Distribution Date;

                     CQVCI    means the sum of the Variable Interest Earned in
                              respect of the Monthly Swap Collection Period
                              ending immediately before each Monthly
                              Distribution Date since the previous Quarterly
                              Distribution Date;

                     CQBSII   means the sum of the Short-Term Investment Income
                              in respect of each Monthly Distribution Date since
                              the previous Quarterly Distribution Date;

                              QBSS  means the Quarterly Basis Swap Share
                                    determined in accordance with the following
                                    calculation and expressed as a percentage:

                                    QBSS = QBSA / (QBSA + QFRSA + QOFRSA)

                              where:

                              QBSA    means the Quarterly Basis Swap Amount for
                                      the quarterly Calculation Period ending
                                      immediately before that Quarterly
                                      Distribution Date;

                              QFRSA   means the Quarterly Fixed Rate Swap Amount
                                      for the quarterly Calculation Period
                                      ending immediately before that Quarterly
                                      Distribution Date;

                              QOFRSA  means the Quarterly Other Fixed Rate Swap
                                      Amount for the quarterly Calculation
                                      Period

                                                                              15

                                      ending immediately before that Quarterly
                                      Distribution Date;

                     CQMBSP   means the sum of the Floating Amounts paid to
                              Party A under the Monthly Basis Swap on each
                              Monthly Distribution Date since the previous
                              Quarterly Distribution Date.

                     "QUARTERLY FIXED SWAP ADMINISTERED RATE" means in relation to a Quarterly Distribution Date the amount determined in
                     accordance with the following calculation and expressed as a percentage:

                     QFRSAR = [(CQFCI + (CQFRSII x QFRSS) - CQMFRSP)/QFRSA] x 365/NQ

                     where:

                     QFSAR    means the Quarterly Fixed Swap Administration Rate
                              in relation to that Quarterly Distribution Date;

                     QFRSA    means Quarterly Fixed Rate Swap Amount for the
                              quarterly Calculation period ending immediately
                              preceding that Quarterly Distribution Date;

                     NQ       means the number of days in the Quarterly Swap
                              Collection Period ending immediately before that
                              Quarterly Distribution Date;

                     CQFCI    means the sum of the Fixed Interest Earned in
                              respect of the Monthly Swap Collection Period
                              ending immediately before each Monthly
                              Distribution Date since the previous Quarterly
                              Distribution Date;

                     CQFRSII  means the sum of the Short-Term Investment Income in respect of each Monthly Distribution Date since
                              the previous Quarterly Distribution Date;

                     QFRSS    means the Quarterly Fixed Rate Swap Share
                              determined in accordance with the following
                              calculation and expressed as a percentage:

                              QFRSS = (QFRSA + QOFRSA) / (QBSA + QFRSA + QOFRSA)

                              where:

                              QFRSA   means the Quarterly Fixed Rate Swap Amount
                                      for the quarterly Calculation Period
                                      ending immediately before that Quarterly
                                      Distribution Date;

                              QOFRSA  means the Quarterly Other Fixed Rate Swap
                                      Amount for the quarterly Calculation
                                      Period ending immediately preceding that
                                      Quarterly Distribution Date;

                     CQMFRSP  means the sum of the Fixed Amounts paid to Party A under the Monthly Basis Swap in respect of each
                              Payment Date since the previous Quarterly
                              Distribution Date.

                                                                              16

                     "QUARTERLY WEIGHTED MARGIN" in relation to a Monthly
                     Distribution Date means the amount, expressed as a
                     percentage, determined by the following calculation:

                           _          _     _          _     _         _     _         _
                          |            |   |            |   |           |   |           |
                          | CA1        |   | CA3        |   | CB        |   |  RB       |
                     WM = | --- x CA1M | + | --- x CA3M | + | --- x CBM | + | --- x RBM |
                          | TSA        |   | TSA        |   | TSA       |   | TSA       |
                          |_          _|   |_          _|   |_         _|   |_         _|

                     where:

                     WM       means the Weighted Margin in relation to that
                              Monthly Distribution Date;

                     CA1      means the A$ Equivalent of the aggregate Invested
                              Amounts of the Class A-1 Notes on the
                              Determination Date immediately preceding that
                              Monthly Distribution Date;

                     CA1M     means the Spread specified in paragraph 5.2 of the
                              confirmations for the Class A-1 Currency Swap on
                              that Monthly Distribution Date; CA3 means the A$
                              Equivalent of the aggregate Invested Amounts of
                              the Class A-3 Notes on the Determination Date
                              immediately preceding that Monthly Distribution
                              Date;

                     CA3M     means the Spread specified in paragraph 5.2 of the
                              confirmations for the Class A-3 Currency Swap on
                              that Monthly Distribution Date;

                     CB       means the aggregate of the Invested Amounts of the
                              Class B Notes on the Determination Date
                              immediately preceding that Monthly Distribution
                              Date;

                     RB       means the aggregate of the Invested Amounts of the
                              Redraw Bonds on the Determination Date immediately
                              preceding that Monthly Distribution Date;

                     RBM      means the weighted average of the Issue Margins in
                              respect of the Redraw Bonds outstanding on the
                              Determination Date immediately prior to that
                              Monthly Distribution Date during the Accrual
                              Period ending immediately prior to that Monthly
                              Distribution Date (based on the Invested Amounts
                              of those Redraw Bonds);

                     CBM      means the Issue Margin in respect of the Class B
                              Notes; and

                     TSA      means the sum of CA1, CA3, CB and RB.

                     "SERIES SUPPLEMENT" means the Series Supplement dated on or about the date of this Agreement between Party A, Party B,
                     Homepath Pty Limited ABN 35 081 986 530 and the Manager.

                     "SERIES TRUST" means the Medallion Trust Series 2007-1G
                     constituted by the Master Trust Deed and the Series
                     Supplement.

                     "SHORT-TERM INVESTMENT INCOME" in relation to a Monthly
                     Distribution Date means interest and other income received by Party B

                                                                              17

                     during the Collection Period immediately preceding that
                     Monthly Distribution Date in respect of:

                     (a)      the moneys standing to the credit of the
                              Collections Account (other than interest earned on
                              the Collections Account during the Collections
                              Period in respect of the Cash Advance Deposit, the
                              Seller Deposit or the Interest Rate Swap Provider
                              Deposit as calculated, respectively, in accordance
                              with clauses 8.4 and 8.6 of the Series
                              Supplement);

                     (b)      amounts representing interest paid by the Servicer
                              pursuant to clause 22.5 of the Series Supplement;
                              and

                     (c)      Authorised Short-Term Investments held by the
                              Series Trust (whether or not reinvested).

                     "SWAP COLLECTION PERIOD" means:

                     (a)      when designated "Monthly":

                              (i)   the period commencing on (and including) the
                                    Closing Date and ending on (but excluding)
                                    the Determination Date immediately preceding
                                    the first Monthly Distribution Date; and

                              (ii)  with respect to each subsequent
                                    Determination Date immediately preceding a
                                    Monthly Distribution Date, the period
                                    commencing on (and including) the previous
                                    Determination Date and ending on (but
                                    excluding) that Determination Date; and

                     (b)      when designated "Quarterly":

                              (i)   the period commencing on (and including) the
                                    Closing Date and ending on (but excluding)
                                    the Determination Date immediately preceding
                                    the first Quarterly Distribution Date; and

                              (ii)  with respect to each subsequent
                                    Determination Date immediately preceding a
                                    Quarterly Distribution Date, the period
                                    commencing on (and including) the previous
                                    Determination Date immediately preceding a
                                    Quarterly Distribution Date and ending on
                                    (but excluding) that Determination Date.

                     "VARIABLE INTEREST EARNED" in relation to a Monthly
                     Distribution Date, and the Monthly Swap Collection Period
                     ending immediately prior to that Monthly Distribution Date, means the aggregate of:

                     (a)      all debit entries made during that Monthly Swap
                              Collection Period to the accounts established in
                              the Servicer's records for the Mortgage Loans
                              forming part of the Assets of the Series Trust
                              representing interest charged at a variable rate
                              (plus any interest off-set benefits in respect of
                              Mortgage Interest Saver Accounts which represents
                              amounts which, if not for the terms of the
                              Mortgage Interest Saver Accounts, would have

                                                                              18

                              been so debited during that Monthly Swap
                              Collection Period to those accounts to the extent
                              paid by CBA pursuant to clause 15.4 of the Series
                              Supplement and deposited to the Collections
                              Account prior to that Monthly Distribution Date);
                              and

                     (b)      the aggregate, as at the close of business on the
                              last day of that Monthly Swap Collection Period,
                              of all accrued but not charged variable rate
                              interest on the Mortgage Loans forming part of the
                              Assets of the Series Trust less the aggregate, as
                              at the opening of business on the first day of
                              that Monthly Swap Collection Period, of all
                              accrued but not charged variable rate interest on
                              the Mortgage Loans forming part of the Assets of
                              the Series Trust.

        (d)   INTERPRETATION:

              (i)    references to time are references to Sydney time;

              (ii)   a reference to "WILFUL DEFAULT" in relation to Party B
                     means, subject to Part 5(6)(d)(iii) of this Schedule, any
                     wilful failure by Party B to comply with, or wilful breach by Party B of, any of its obligations under any Transaction
                     Document, other than a failure or breach which:

                     A.       1)    arises as a result of a breach of a
                                    Transaction Document by a person other than
                                    Party B or other than any other person
                                    referred to in Part 5(6)(d)(iii) of this
                                    Schedule; and

                              2)    the performance of the action (the
                                    non-performance of which gave rise to such
                                    breach) is a precondition to Party B
                                    performing the said obligation;

                     B.       as in accordance with a lawful court order or
                              direction or is otherwise required by law; or

                     C.       is in accordance with any proper instruction or
                              direction of:

                              1)    the Secured Creditors given at a meeting (or
                                    deemed meeting) of Secured Creditors
                                    convened under the Security Trust Deed; or

                              2)    the Investors given at a meeting convened
                                    under the Master Trust Deed;

              (iii)  a reference to the "FRAUD", "NEGLIGENCE" or "WILFUL
                     DEFAULT" of Party B means the fraud, negligence or wilful
                     default of Party B and of its officers, employees, agents
                     and any other person where Party B is liable for the acts
                     or omissions of such other person under the terms of any
                     Transaction Document;

              (iv)   a reference to "NEITHER PARTY" will be construed as a
                     reference to "NO PARTY"; and

              (v)    a reference to "OTHER PARTY" will be construed as a
                     reference to "OTHER PARTIES".

                                                                              19

        (e)   ISDA DEFINITIONS: The 2000 ISDA Definitions and the Annex to the
              2000 ISDA Definitions, each as published by the International
              Swaps and Derivatives Association, Inc ("ISDA") (the "2000 ISDA
              DEFINITIONS") as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

        (f)   INCONSISTENCY: Subject to Part 5(6)(a) of this Schedule, unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that Transaction:

              (i)    any Confirmation;

              (ii)   the Series Supplement;

              (iii)  the Master Trust Deed;

              (iv)   this Agreement; and

              (v)    the 2000 ISDA Definitions.

        (g)   INCORPORATED DEFINITIONS AND OTHER TRANSACTION DOCUMENTS AND
              PROVISIONS: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction
              Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other
              Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

(7)     LIMITATION OF LIABILITY: Insert the following Section 15, after Section
        14:

        "15.  Party B's Limitation of Liability

        (a)   (LIMITATION ON PARTY B'S LIABILITY): Party B enters into this
              Agreement only in its capacity as trustee of the Series Trust and in no other capacity. A liability incurred by Party B acting in its capacity as trustee of the Series Trust arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the Assets of the Series Trust out of which Party B is actually indemnified for the liability. This limitation of Party
              B's liability applies despite any other provision of this
              Agreement (other than Section 15(c)) and extends to all
              liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

        (b)   (CLAIMS AGAINST PARTY B): The parties other than Party B may not sue Party B in respect of liabilities incurred by Party B acting in its capacity as trustee of the Series Trust in any capacity other than as trustee of the Series Trust, including seek the appointment of a receiver (except in relation to Assets of the
              Series Trust), or a liquidator, or an administrator, or any similar person to Party B or prove in any liquidation,
              administration or similar arrangements of or affecting Party B
              (except in relation to the Assets of the Series Trust).

        (c)   (BREACH OF TRUST): The provisions of this Section 15 will not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed, the
              Series Supplement or any other Transaction Document or by
              operation of law there is a reduction in the extent of Party B's indemnification out of the Assets of the Series Trust, as a result of Party B's fraud, negligence or wilful default.

        (d)   (ACTS OR OMISSIONS): It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to

                                                                              20

              the Series Trust. No act or omission of Party B (including any related failure to satisfy its obligations or any breach of a representation or warranty under this Agreement) will be
              considered fraudulent, negligent or a wilful default of Party B for the purpose of paragraph (c) of this Section 15 to the extent to which the act or omission was caused or contributed to by any
              Relevant Person or any other person appointed by Party B under any
              Transaction Document (other than a person whose acts or omissions
              Party B is liable for in accordance with any Transaction Document)
              to fulfil its obligations relating to the Series Trust or by any other act or omission of a Relevant Party or any other such person.

        (e)   (NO AUTHORITY): No attorney, agent, receiver or receiver and manager appointed in accordance with any Transaction Document has authority to act on behalf of Party B in a way which exposes Party
              B to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of
              Party B for the purposes of Section 15(c).

        (f)   (NO OBLIGATION): Party B is not obliged to enter into any
              commitment or obligation under this Agreement or any Transaction
              Document (including incur any further liability) unless Party B's liability is limited in a manner which is consistent with this
              Section 15 or otherwise in a manner satisfactory to Party B in its absolute discretion.".

(8)     MONTHLY SWAP STATEMENT: Prior to each Monthly Distribution Date the
        Manager will prepare and deliver to Party A and Party B a monthly payment notice containing the information specified in Annexure 3 of this Agreement.

(9)     FURTHER ASSURANCES: Each party will, upon request by the other party
        (the "REQUESTING PARTY") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires
        (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(10)    INTEREST RATE SWAP AGREEMENT: The parties acknowledge and agree that for the purposes of the Transaction Documents that this Agreement is an
        Interest Rate Swap Agreement and Party A is an Interest Rate Swap
        Provider.

(11)    PROCEDURES FOR ENTERING INTO TRANSACTIONS:

        (a)   For the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send Party B and the Manager two
              Confirmations substantially in the form set out in Annexure 1 and
              2 respectively (or in such other form as may be agreed between
              Party A, Party B and the Manager), and Party B and the Manager
              must promptly then confirm the accuracy of and sign and return, or request the correction of each such Confirmation.

        (b)   Party B will enter into each Transaction in its capacity as trustee of the Series Trust.

(12)    AUTHORISED OFFICER: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any person signing any
        Confirmation, notice or other written communication issued in respect of this Agreement on behalf of a party is an Authorised Officer of that party.

(13)    RECORDED CONVERSATIONS: Each party:

        (a)   consents to the electronic recording of its telephone
              conversations with the other

                                                                              21

             party (or any of its associated persons) with or without the use of an automatic tone warning device;

        (b)  will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting);

        (c)  acknowledges that such recordings and transcripts can be used as evidence by either party in any dispute between them; and

        (d)  acknowledges that neither is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(14)    FURTHER FIXED RATE SWAPS AND DOWNGRADING OF PARTY A: Insert the
        following new Sections 16, 17, 18 and 19 after Section 15:

        "16. FURTHER FIXED RATE SWAPS

             (a)  If, pursuant to clause 16.6(j) of the Series Supplement, in order for the Servicer to permit a Conversion the Servicer requests the Manager (and the Manager directs Party B) to
                  enter into a Fixed Rate Swap in accordance with this Section
                  16 for a maximum term not exceeding 15 years, Party B and the
                  Manager will be deemed to have satisfied their respective
                  obligations to enter into such Fixed Rate Swap if the
                  calculation of the Fixed Rate Swap Amount for the purposes of a Fixed Rate Swap then existing includes the Amounts
                  Outstanding in relation to the Mortgage Loans the subject of the Conversion.

             (b)  If Section 16(a) does not apply and Party B and the Manager enter into one or more further Fixed Rate Swaps pursuant to clause 16.6(j) of the Series Supplement to hedge the interest rate risk of one or more Mortgage Loans the subject of a
                  Conversion, each such further Fixed Rate Swap must:

                  (i)   (NOTIONAL AMOUNT): have a Notional Amount for each
                        Calculation Period at least equal to the aggregate
                        Amounts Outstanding as at the first day of the relevant
                        Calculation Period in relation to the Mortgage Loans the
                        subject of the Conversion which have the same fixed rate
                        and End Date;

                  (ii)  (EFFECTIVE DATE): have as an Effective Date the Monthly
                        Distribution Date immediately following the last day of
                        the Monthly Swap Collection Period in which the
                        Conversion occurs;

                  (iii) (TERMINATION DATE): have a scheduled Termination Date on or prior to the tenth anniversary of its Trade Date
                        unless the Rating Agencies confirm that entering into
                        the Fixed Rate Swap for a longer period will not result
                        in a reduction, qualification or withdrawal of the
                        credit ratings then assigned by them to the Securities;
                        and

                  (iv)  (CONFIRMATION): in all other respects be confirmed as a
                        Fixed Rate Swap in accordance with this Agreement and
                        the sample Confirmation for Fixed Rate Swaps set out in
                        Annexure 2 to this Agreement.

             The Spread applicable to the Floating Amounts, if any, in respect of each Fixed

                                                                              22

             Rate Swap entered into following a Conversion shall be the Weighted
             Margin in respect of the relevant Monthly Distribution Date plus
             0.70% per annum.

        17.  RATINGS DOWNGRADE OF PARTY A - FIXED RATE SWAPS: If, as a result of the reduction or withdrawal of its credit rating by a Rating
             Agency, Party A does not have the Prescribed Ratings in relation to the Fixed Rate Swaps:

             (a)  (ACTION BY PARTY A): Party A must:

                  (i)   within 30 Business Days of Party A ceasing to have such
                        Prescribed Ratings if and while Party A has a long term
                        credit rating of at least A3 by Moody's, a short term
                        credit rating of at least F2 by Fitch or a long term
                        credit rating of at least BBB+ by Fitch; or

                  (ii)  otherwise, and if sooner, within 5 Business Days of
                        Party A ceasing to have a long term credit rating of at
                        least A3 by Moody's, a short term credit rating of at
                        least F2 by Fitch or a long term credit rating of at
                        least BBB+ by Fitch,

                  (or such greater period as is agreed to in writing by the
                  Rating Agencies), at its cost alone and at its election
                  (subject to this Section 17(a)):

                  (iii) lodge in an Eligible Account as a prepayment of its
                        obligations in respect of the Fixed Rate Swaps an amount
                        equal to the Fixed Rate Prepayment Amount as defined in
                        Section 17(b);

                  (iv)  enter into an agreement novating its rights and
                        obligations under this Agreement in respect of the Fixed
                        Rate Swaps to a replacement counterparty acceptable to
                        the Manager and which the Rating Agencies confirm in
                        writing will not result in a reduction, qualification or
                        withdrawal of the credit ratings then assigned by them
                        to the Securities; or

                  (v)   enter into such other arrangements in respect of all
                        Fixed Rate Swaps which are satisfactory to the Manager
                        and which the Rating Agencies confirm in writing will
                        not result in a reduction, qualification or withdrawal
                        of the credit ratings then assigned by them to the
                        Securities,

                  provided that Party A may not elect to lodge the amounts under
                  Section 17(a)(iii) if and while it ceases to have a short term credit rating of at least F2 by Fitch or a long term credit rating of at least BBB+ by Fitch

             (b)  (FIXED RATE PREPAYMENT AMOUNT): For the purposes of this
                  Section 17 the Fixed Rate Prepayment Amount will be an amount equal to the greater of the following:

                  (i)   where Party A does not have the Prescribed Rating in
                        respect of the Fixed Rate Swap from each of Moody's and
                        Fitch, an amount acceptable to each of Moody's and Fitch
                        and sufficient to maintain the credit ratings assigned
                        to the Securities by each of Moody's and Fitch
                        immediately prior to the review of Party A's credit
                        rating; and

                  (ii)  where Party A does not have the Prescribed Rating in respect

                                                                              23

                        of the Fixed Rate Swap from S&P, the greater of:

                        A.   zero;

                        B.   CR; and

                        C.   the net amount (if any) as determined by the
                             Manager that is expected to be due by Party A to
                             Party B in respect of the Fixed Rate Swap on the
                             immediately following Monthly Distribution Date
                             (calculated on the basis that there will be no
                             prepayments made by the Mortgagors under the
                             Mortgage Loans then being charged interest at a
                             fixed rate and no conversion of the interest rate
                             payable under any Mortgage Loan from a fixed rate
                             to a variable rate or from a variable rate to a
                             fixed rate during the relevant Monthly Swap
                             Collection Period).

                        Where:

                                             CR = MM + V

                        "MM" means the aggregate of the mark-to-market value
                        (whether positive or negative) of all Fixed Rate Swaps
                        determined in accordance with Section 17(c) no earlier
                        than 3 Business Days prior to the date that the Fixed
                        Rate Prepayment Amount is lodged.

                        "V" means the volatility buffer, being the value
                        calculated by multiplying the aggregate Notional Amounts
                        (as defined in the relevant Confirmations) of the Fixed
                        Rate Swaps at the most recent Monthly Distribution Date
                        by the relevant percentage obtained from the following
                        table:

                  COUNTERPARTY   MATURITIES UP TO 5   MATURITIES UP TO 10   MATURITIES GREATER
                     RATING             YEARS                 YEARS            THAN 10 YEARS
                  ----------------------------------------------------------------------------

                  A-2                   6.50%                8.25%                11.75%
                  A-3                  10.00%               14.50%                31.75%
                  BB+ or lower         13.00%               25.75%                68.50

             (c)  (MARK TO MARKET VALUE): Party A must calculate the
                  mark-to-market value of the Fixed Rate Swaps by obtaining 2 bids from counterparties with the Prescribed Ratings willing to provide the Fixed Rate Swaps in the absence of Party A. The mark-to-market value may be a positive or a negative amount. A bid has a negative value if the payment to be made is from the counterparty to Party A and has a positive value if the
                  payment to be made is from Party A to the counterparty. The mark-to-market value is the higher of the bids (on the basis that any bid of a positive value is higher than any bid of a negative value).

             (d)  (RECALCULATION): Party A must recalculate the Fixed Rate
                  Prepayment Amount (including the CR and the mark-to-market value) on a weekly basis. If:

                  (i)   the recalculated Fixed Rate Prepayment Amount is greater

                                                                              24

                        than the immediately preceding Fixed Rate Prepayment
                        Amount, Party A must make an additional prepayment in
                        accordance with Section 17(a)(iii) within 3 Business
                        Days of such recalculation so that the Fixed Rate
                        Prepayment Balance equals the recalculated Fixed Rate
                        Prepayment Amount; or

                  (ii)  the recalculated Fixed Rate Prepayment Amount is less than the immediately preceding Fixed Rate Prepayment
                        Amount, Party B must upon the direction of the Manager
                        withdraw an amount from the Eligible Account referred to
                        in Section 17(a)(iii) and pay it to Party A within 3
                        Business Days of receiving notice of such recalculation
                        so that the remaining Fixed Rate Prepayment Balance
                        after such withdrawal equals the recalculated Fixed Rate
                        Prepayment Amount.

             (e)  (INTEREST): Interest will be payable by Party B on any prepayment by Party A under this Section 17 in accordance with clause 8.6 of the Series Supplement.

             (f)  (UTILISATION): If the Fixed Rate Prepayment Balance is applied towards an amount payable by Party A in accordance with
                  Section 2(f)(i) Party A must within 3 Business Days make an additional prepayment in accordance with Section 17(a)(iii)
                  equal to the amount so applied.

             (g)  (REPAYMENT): If Party A regains the Prescribed Rating in respect of the Fixed Rate Swaps Party B must, upon the
                  direction of the Manager, repay to Party A the then Fixed Rate
                  Prepayment Balance.

             (h)  (VARIATION OF MANNER OF SATISFACTION): Notwithstanding that
                  Party A has elected to satisfy its obligations pursuant to this Section 17 in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this Section 17 (but will not be entitled to any additional grace period in relation to such a variation).

        18.  DOWNGRADING OF PARTY A - BASIS SWAPS

             If, as a result of the reduction or withdrawal of its credit rating by a Rating Agency, Party A does not have the Prescribed Rating in respect of a Basis Swap, Party A must:

             (a)  (30 BUSINESS DAYS): within 30 Business Days of Party A ceasing to have the Prescribed Rating if and while Party A has a short term credit rating of at least P-1 by Moody's, a short term credit rating of at least F2 by Fitch or a long term credit rating of at least BBB+ by Fitch; or

             (b)  (5 BUSINESS DAYS): otherwise, and if sooner, within 5 Business
                  Days of Party A ceasing to have a short term credit rating of at least P-1 by Moody's, a short term credit rating of at
                  least F2 by Fitch or a long term credit rating of at least
                  BBB+ by Fitch;

             (or such greater period as is agreed to in writing by Moody's) (the
             "POSTING PERIOD"), at its cost alone and at its election:

             (c)  (PREPAYMENT):

                                                                              25

                  (i)   on or before the last day of the Posting Period, pay to
                        Party B as a prepayment of its obligations under each
                        Basis Swap for the then Calculation Period, the relevant
                        net amount (if any) that is expected to be due by Party
                        A to Party B at the end of that Calculation Period;

                  (ii)  in the case of the Monthly Basis Swap, on each Monthly
                        Distribution Date which follows such prepayment, pay to
                        Party B as a prepayment of its obligations under the
                        Monthly Basis Swap for the Calculation Period commencing
                        on each such Monthly Distribution Date, the net amount
                        (if any) that is expected to be due by Party A to Party
                        B at the end of that Calculation Period less any Monthly
                        Basis Swap prepayments relating to any prior Monthly
                        Distribution Date held in the Basis Prepayment Balance;
                        and

                  (iii) in the case of the Quarterly Basis Swap, on each
                        Quarterly Distribution Date which follows such
                        prepayment, pay to Party B as a prepayment of its
                        obligations under the Quarterly Basis Swap for the
                        Calculation Period commencing on each such Quarterly
                        Distribution Date, the net amount (if any) that is
                        expected to be due by Party A to Party B at the end of
                        that Calculation Period less any Quarterly Basis Swap
                        prepayments relating to any prior Quarterly Distribution
                        Date held in the Basis Prepayment Balance at the end of
                        that Quarterly Distribution Date,

                  as determined by the Manager, by depositing such net amount
                  (if any) into the Collections Account in cleared funds; or

             (d)  (OTHER ARRANGEMENTS): enter into some other arrangement satisfactory to the Manager and Party B which the Rating
                  Agencies confirm will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities. A prepayment on the first day of any
                  Calculation Period by Party A under Section 18(c) will
                  constitute a prepayment of Party A's payment obligations (to the extent thereof) in respect of each Basis Swap for the
                  Calculation Period commencing on the relevant Monthly or
                  Quarterly Distribution Date. Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Section 18 in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this Section 18 (but will not be entitled to any additional grace period in relation to such a variation).
                  Interest will be payable by Party B on any prepayment by Party
                  A under this Section 18 in accordance with clause 8.6 of the
                  Series Supplement.

                                                                              26

        19.  SECURITIES REPAID

             On the date that the Invested Amount in respect of the Securities has been reduced to zero, or the Securities are redeemed in full or are deemed to have been redeemed in full under the Series
             Supplement, whichever is the earlier, Party A's obligations under
             Sections 17 and 18 will cease and Party B must pay to Party A on that date the Outstanding Interest Rate Swap Prepayment Amount and
             interest on such payment.".

(15)    TRANSFER:

        Section 7 is replaced with:

        "7.  ESSENTIAL TERM: TRANSFER

             (a)  Neither the interests nor the obligations of either party in or under this Agreement (including any Transaction) are
                  capable of being assigned or transferred (whether at law, in equity or otherwise), charged or the subject of any trust
                  (other than the Series Trust or the trusts created pursuant to any Credit Support Document in relation to Party B) or other fiduciary obligation. Any action by a party which purports to do any of these things is void.

             (b)  Nothing in this Section 7:

                  (i)   restricts a transfer by a party after the other party
                        has agreed to the variation of this Agreement to the
                        extent necessary to permit such transfer;

                  (ii)  restricts a novation of the interests and obligations of a party in or under this Agreement (including any
                        Transaction) including, but not limited to, for the
                        purposes of giving effect to a transfer under Section
                        6(b)(ii);

                  (iii) restricts a transfer by a party of all or any part of its interest in any amount payable to it from a
                        Defaulting Party under Section 6(e); or

                  (iv)  restricts Party B from granting security over a
                        Transaction or this Agreement pursuant to any Credit
                        Support Document in relation to Party B,

                  provided that the Rating Agencies have confirmed that such transfer, variation or assignment by way of security (as the case may be) will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the
                  Securities.

             (c)  Each party acknowledges that the other party enters into this
                  Agreement and each Transaction on the basis that this Section
                  7 must be strictly observed and is essential to the terms of this Agreement (including each Transaction)."

(16)    KNOWLEDGE OR AWARENESS

        Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Body
        Corporate of that party which have the day to day responsibility for the administration or management of that party's (or a Related Body
        Corporate of that party's) obligations in relation to the Series Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

                                                                              27

(17)    INTEREST RATE BASIS CAP

        The parties agree that any Interest Rate Basis Cap entered into between them pursuant to clause 16.6(k) of the Series Supplement will be entered into as a transaction governed by the terms of this Agreement.

(18)    AMENDMENT TO THIS AGREEMENT

        The parties to this Agreement may only amend this Agreement in accordance with clause 33.1(b) of the Series Supplement.

(19)    KNOW YOUR CUSTOMER

        Subject to any confidentiality, privacy or general trust law obligations owed by Perpetual Trustee Company Limited to Noteholders and any
        applicable confidentiality or privacy laws, each party ("INFORMATION
        PROVIDER") agrees to provide any information and documents reasonably required by another party for that other party to comply with any applicable anti-money laundering or counter-terrorism financing laws including, without limitation, any laws imposing "know your customer" or other identification checks or procedures on a party, but only to the extent that such information is in the possession of, or otherwise readily available to, the Information Provider. Any party may decline to perform any obligation under the Transaction Documents to the extent that it forms the view, in its reasonable opinion, that notwithstanding that it has taken all reasonable steps to comply with such anti-money laundering or counter-terrorism financing laws, it is required to decline to perform those obligations under any such laws.

(20)    COMPLIANCE WITH REGULATION AB

        The Interest Rate Swap Provider acknowledges and agrees that to the extent it agrees with the Manager that the Interest Rate Swap Provider is "participating in the servicing function" in relation to the Series
        Trust within the meaning of Item 1122 of Regulation AB, clauses 16.31(b)
        and (d) of the Series Supplement will apply to this Agreement as if references to "the Servicer" in those clauses were references to the
        Interest Rate Swap Provider and the definition of "Subcontractor" in clause 1.1 of the Series Supplement will be construed accordingly.

                                                                              28

ANNEXURE 1A
FORM OF CONFIRMATION FOR MONTHLY BASIS SWAP - MEDALLION TRUST SERIES 2007-1G

                   [COMMONWEALTH BANK OF AUSTRALIA LETTERHEAD]

[DATE]

TO: Perpetual Trustee Company            Securitisation Advisory Services Pty.
    Limited                              Limited
    ABN 42 000 001 007                   ABN 88 064 133 946
    as trustee of the Series Trust       Level 7
    Level 12                             48 Martin Place
    123 Pitt Street                      SYDNEY NSW 2000
    SYDNEY NSW 2000
                                         Attention: Manager, Securitisation

    Attention: Manager, Securitisation

SWAP CONFIRMATION - MONTHLY BASIS SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [_], as amended, novated or supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia, ABN 48 123
123 124 ("PARTY A"), Perpetual Trustee Company Limited as trustee of the Series
Trust ("PARTY B") and Securitisation Advisory Services Pty. Limited (the
"MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                         [___]

TRADE DATE:                            [___]

EFFECTIVE DATE:                        [___]

TERMINATION DATE:                      Means the earlier of:

                                       (a)  the Step-Up Date but only if:

                                            (i)  the Issue Margins (as defined
                                                 in the Offered Note Conditions
                                                 in respect of the Offered
                                                 Notes) in respect of the
                                                 Offered Notes, Class A-2 Notes
                                                 and the Class A-4 Notes
                                                 increase as and from the
                                                 Step-Up Date; and

                                            (ii) the weighted average Mortgage
                                                 Rate applicable to the Mortgage
                                                 Loans forming part of the
                                                 Assets of the Series Trust
                                                 which are charged interest at a
                                                 variable rate is equal to or
                                                 greater than the then Threshold
                                                 Rate.

                                       (b)  the date that all the Securities
                                            have been redeemed in

                                                                              29

                                            full; and

                                       (c)  the Termination Date for the
                                            Series Trust,

                                       subject to the Following Business Day
                                       Convention

NOTIONAL AMOUNT:                       With respect to each monthly
                                       Calculation Period means the Monthly
                                       Basis Swap Amount for that monthly
                                       Calculation Period

FLOATING ADMINISTERED RATE AMOUNTS:

   Floating Administered Rate Payer:   Party B

   Floating Administered Rate Payer    Each Monthly Distribution Date
   Payment Dates:

   Floating Rate Option:               Monthly Basis Swap Administered Rate
                                       in relation to the relevant Monthly
                                       Distribution Date

   Floating Rate Day Count Fraction:   Actual/365 (Fixed)

FLOATING BBSW WEIGHTED RATE AMOUNTS:

   Floating BBSW Rate Payer:           Party A

   Floating BBSW Rate Payer Payment    Each Monthly Distribution Date
   Dates:

   Floating Rate Option:               Bank Bill Rate for the Accrual Period
                                       corresponding to the monthly
                                       Calculation Period

   Spread:                             Monthly Weighted Margin in respect of
                                       the relevant Monthly Distribution
                                       Date plus 0.70% per annum

   Floating Rate Day Count Fraction:   Actual/365 (Fixed)

BUSINESS DAY:                          Sydney

BUSINESS DAY CONVENTION:               Following

CALCULATION AGENT:                     The Manager

OTHER PROVISIONS:                      For the purposes of the Agreement,
                                       the Transaction to which this
                                       Confirmation relates is a Basis Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

                                                                              30

Yours sincerely

SIGNED for and on behalf of PERPETUAL     SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED, ABN 42 000 001   COMMONWEALTH BANK OF AUSTRALIA, ABN 48
007, as trustee of the Medallion Trust    123 123 124
Series 2007-1G

By:                                      By:
       --------------------------------         --------------------------------
       (Authorised Officer)                     (Authorised Officer)

Name:                                    Name:
       --------------------------------         --------------------------------
Title:                                   Title:
       --------------------------------         --------------------------------

SIGNED for and on behalf of
SECURITISATION ADVISORY
SERVICES PTY. LIMITED, ABN 88 064 133 946

By:
       --------------------------------
       (Authorised Officer)

Name:
       --------------------------------
Title:
       --------------------------------

                                                                              31

ANNEXURE 1B
FORM OF CONFIRMATION FOR QUARTERLY BASIS SWAP - MEDALLION TRUST SERIES 2007-1G

                   [COMMONWEALTH BANK OF AUSTRALIA LETTERHEAD]

[DATE]

TO: Perpetual Trustee Company            Securitisation Advisory Services Pty.
    Limited                              Limited
    ABN 42 000 001 007                   ABN 88 064 133 946
    as trustee of the Series Trust       Level 7
    Level 12                             48 Martin Place
    123 Pitt Street                      SYDNEY NSW 2000
    SYDNEY NSW 2000
                                         Attention: Manager, Securitisation

    Attention: Manager, Securitisation

SWAP CONFIRMATION - QUARTERLY BASIS SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [_], as amended, novated or supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia, ABN 48 123
123 124 ("PARTY A"), Perpetual Trustee Company Limited as trustee of the Series
Trust ("PARTY B") and Securitisation Advisory Services Pty. Limited (the
"MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                         [___]

TRADE DATE:                            [___]

EFFECTIVE DATE:                        [___]

TERMINATION DATE:                      Means the earlier of:

                                       (a)  the Step-Up Date but only if:

                                            (i)  the Issue Margins (as defined
                                                 in the Offered Note Conditions
                                                 in respect of the Offered
                                                 Notes) in respect of the
                                                 Offered Notes, the Class A-2
                                                 Notes and the Class A-4 Notes
                                                 increase as and from the
                                                 Step-Up Date; and

                                            (ii) the weighted average Mortgage
                                                 Rate applicable to the Mortgage
                                                 Loans forming part of the
                                                 Assets of the Series Trust
                                                 which are charged interest at a
                                                 variable rate is equal to or
                                                 greater than the then Threshold
                                                 Rate.

                                       (b)  the date that all the Securities
                                            have been redeemed in

                                                                              32

                                            full; and

                                       (c)  the Termination Date for the
                                            Series Trust,

                                       subject to the Following Business Day
                                       Convention

NOTIONAL AMOUNT:                       With respect to each quarterly
                                       Calculation Period means the
                                       Quarterly Basis Swap Amount for that
                                       quarterly Calculation Period

FLOATING ADMINISTERED RATE AMOUNTS:

   Floating Administered Rate Payer:   Party B

   Floating Administered Rate Payer    Each Quarterly Distribution Date
   Payment Dates:

   Floating Rate Option:               Quarterly Basis Swap Administered
                                       Rate in relation to the relevant
                                       Quarterly Distribution Date

   Floating Rate Day Count Fraction:   Actual/365 (Fixed)

FLOATING BBSW WEIGHTED RATE AMOUNTS:

   Floating BBSW Rate Payer:           Party A

   Floating BBSW Rate Payer Payment    Each Quarterly Distribution Date
   Dates:

   Floating Rate Option:               Bank Bill Rate for the Accrual Period
                                       corresponding to the quarterly
                                       Calculation Period

   Spread:                             Quarterly Weighted Margin in respect
                                       of the relevant Quarterly
                                       Distribution Date plus 0.70% per
                                       annum

   Floating Rate Day Count Fraction:   Actual/365 (Fixed)

BUSINESS DAY:                          Sydney

BUSINESS DAY CONVENTION:               Following

CALCULATION AGENT:                     The Manager

OTHER PROVISIONS:                      For the purposes of the Agreement,
                                       the Transaction to which this
                                       Confirmation relates is a Basis Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

                                                                              33

Yours sincerely

SIGNED for and on behalf of PERPETUAL    SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED, ABN 42 000 001  COMMONWEALTH BANK OF AUSTRALIA, ABN 48
007, as trustee of the Medallion Trust   123 123 124
Series 2007-1G

By:                                      By:
       --------------------------------         --------------------------------
       (Authorised Officer)                     (Authorised Officer)

Name:                                    Name:
       --------------------------------         --------------------------------
Title:                                   Title:
       --------------------------------         --------------------------------

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES PTY.
LIMITED, ABN 88 064 133 946

By:
       --------------------------------
       (Authorised Officer)

Name:
       --------------------------------
Title:
       --------------------------------

                                                                              34

ANNEXURE 2A
FORM OF CONFIRMATION FOR MONTHLY FIXED RATE SWAP - MEDALLION TRUST SERIES
2007-1G

                   [COMMONWEALTH BANK OF AUSTRALIA LETTERHEAD]

[DATE]

TO: Perpetual Trustee Company            Securitisation Advisory Services Pty.
    Limited                              Limited
    ABN 42 000 001 007                   ABN 88 064 133 946
    as trustee of the Series Trust       Level 7
    Level 12                             48 Martin Place
    123 Pitt Street                      SYDNEY NSW 2000
    SYDNEY NSW 2000
                                         Attention: Manager, Securitisation

    Attention: Manager, Securitisation

SWAP CONFIRMATION - MONTHLY FIXED RATE SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [_], as amended, novated or and supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia, ABN 48
123 123 124 ("PARTY A"), Perpetual Trustee Company Limited as trustee of the
Series Trust ("PARTY B") and Securitisation Advisory Services Pty. Limited (the
"MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                         [___]

TRADE DATE:                            [___]

EFFECTIVE DATE:                        [___]

TERMINATION DATE:                      Means the earlier of:

                                       (a)  the date that all the Securities
                                            have been redeemed in full; and

                                       (b)  the Termination Date for the
                                            Series Trust,

                                       subject to the Following Business Day
                                       Convention

NOTIONAL AMOUNT:                       With respect to each monthly
                                       Calculation Period means the Monthly
                                       Fixed Rate Swap Amount for that
                                       monthly Calculation Period
FIXED AMOUNTS:

   Fixed Rate Payer:                   Party B

   Fixed Rate Payer Payment Dates:     Each Monthly Distribution Date

                                                                              35

   Fixed Rate:                         The Monthly Fixed Swap Administered
                                       Rate in relation to the relevant
                                       Monthly Distribution Date

   Fixed Rate Day Count Fraction:      Actual/365 (Fixed)

FLOATING AMOUNTS:

   Floating Rate Payer:                Party A

   Floating Rate Payer Payment         Each Monthly Distribution Date
   Dates:

   Floating Rate Option:               Bank Bill Rate for the Accrual Period
                                       corresponding to the monthly
                                       Calculation Period

   Spread:                             Monthly Weighted Margin in respect of
                                       the relevant Monthly Distribution
                                       Date plus 0.70% per annum

   Floating Rate Day Count Fraction:   Actual/365 (Fixed)

BUSINESS DAY:                          Sydney

BUSINESS DAY CONVENTION:               Following

CALCULATION AGENT:                     The Manager

OTHER PROVISIONS:                      For the purposes of the Agreement,
                                       the Transaction to which this
                                       Confirmation relates is a Fixed Rate
                                       Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL    SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED, ABN 42 000 001  COMMONWEALTH BANK OF AUSTRALIA, ABN 48
007, as trustee of the Medallion Trust   123 123 124
Series 2007-1G

By:                                      By:
       --------------------------------         --------------------------------
       (Authorised Officer)                     (Authorised Officer)

Name:                                    Name:
       --------------------------------         --------------------------------
Title:                                   Title:
       --------------------------------         --------------------------------

                                                                              36

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES PTY.
LIMITED, ABN 88 064 133 946

By:
       --------------------------------
       (Authorised Officer)

Name:
       --------------------------------
Title:
       --------------------------------

                                                                              37

ANNEXURE 2B

FORM OF CONFIRMATION FOR QUARTERLY FIXED RATE SWAP - MEDALLION TRUST SERIES
2007-1G

                   [COMMONWEALTH BANK OF AUSTRALIA LETTERHEAD]

[DATE]

TO: Perpetual Trustee Company Limited   Securitisation Advisory Services Pty.
    ABN 42 000 001 007                  Limited
    as trustee of the Series Trust      ABN 88 064 133 946
    Level 12                            Level 7
    123 Pitt Street                     48 Martin Place
    SYDNEY NSW 2000                     SYDNEY NSW 2000

                                        Attention: Manager, Securitisation

    Attention: Manager, Securitisation

SWAP CONFIRMATION - QUARTERLY FIXED RATE SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [_____], as amended, novated or and supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia, ABN
48 123 123 124 ("PARTY A"), Perpetual Trustee Company Limited as trustee of the
Series Trust ("PARTY B") and Securitisation Advisory Services Pty. Limited (the
"MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                         [____]

TRADE DATE:                            [____]

EFFECTIVE DATE:                        [____]

TERMINATION DATE:                      Means the earlier of:

                                       (a)  the date that all the Securities
                                            have been redeemed in full; and

                                       (b)  the Termination Date for the Series
                                            Trust,

                                       subject to the Following Business Day
                                       Convention

NOTIONAL AMOUNT:                       With respect to each quarterly
                                       Calculation Period means the Quarterly
                                       Fixed Rate Swap Amount for that quarterly
                                       Calculation Period

FIXED AMOUNTS:

   Fixed Rate Payer:                   Party B

   Fixed Rate Payer Payment            Each Quarterly Distribution Date
   Dates:

                                                                              38

   Fixed Rate:                         The Quarterly Fixed Swap Administered
                                       Rate in relation to the relevant
                                       Quarterly Distribution Date

   Fixed Rate Day Count Fraction:      Actual/365 (Fixed)

FLOATING AMOUNTS:

   Floating Rate Payer:                Party A

   Floating Rate Payer Payment         Each Quarterly Distribution Date
   Dates:

   Floating Rate Option:               Bank Bill Rate for the Accrual Period
                                       corresponding to the quarterly
                                       Calculation Period

   Spread:                             Quarterly Weighted Margin in respect of
                                       the relevant Quarterly Distribution Date
                                       plus 0.70% per annum

   Floating Rate Day Count Fraction:   Actual/365 (Fixed)

BUSINESS DAY:                          Sydney

BUSINESS DAY CONVENTION:               Following

CALCULATION AGENT:                     The Manager

OTHER PROVISIONS:                      For the purposes of the Agreement, the
                                       Transaction to which this Confirmation
                                       relates is a Fixed Rate Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL   SIGNED for and on behalf of COMMONWEALTH
TRUSTEE COMPANY LIMITED, ABN 42 000     BANK OF AUSTRALIA, ABN 48 123 123 124
001 007, as trustee of the Medallion
Trust Series 2007-1G

By:                                     By:
       ------------------------------          ---------------------------------
       (Authorised Officer)                    (Authorised Officer)

Name:                                   Name:
       ------------------------------          ---------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

                                                                              39

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES PTY.
LIMITED, ABN 88 064 133 946

By:
       ------------------------------
       (Authorised Officer)

Name:
       ------------------------------
Title:
       ------------------------------

                                                                              40

ANNEXURE 2C

FORM OF CONFIRMATION FOR OTHER FIXED RATE SWAPS - MEDALLION TRUST SERIES 2007-1G

                   [COMMONWEALTH BANK OF AUSTRALIA LETTERHEAD]

[DATE]

TO: Perpetual Trustee Company Limited   Securitisation Advisory Services Pty.
    ABN 42 000 001 007                  Limited
    as trustee of the Series Trust      ABN 88 064 133 946
    Level 12                            Level 7
    123 Pitt Street                     48 Martin Place
    SYDNEY NSW 2000                     SYDNEY NSW 2000
                                        Attention: Manager, Securitisation
    Attention: Manager, Securitisation

SWAP CONFIRMATION - OTHER FIXED RATE SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [___], as amended, novated or and supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia, ABN 48
123 123 124 ("PARTY A"), Perpetual Trustee Company Limited as trustee of the
Series Trust ("PARTY B") and Securitisation Advisory Services Pty. Limited (the
"MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                           [___]

TRADE DATE:                              [___]

EFFECTIVE DATE:                          [___]

TERMINATION DATE:                        Means the earlier of:

                                         (a)  the date that all the Securities
                                              have been redeemed in full; and

                                         (b)  the Termination Date for the
                                              Series Trust,

                                         subject to the Following Business Day
                                         Convention

NOTIONAL AMOUNT:                         With respect to each Calculation Period
                                         means the Other Fixed Rate Swap Amount
                                         for that Calculation Period

FIXED AMOUNTS:

   Fixed Rate Payer:                     Party B

   Fixed Rate Payer Payment Dates:       Each [Monthly/Quarterly] Distribution
                                         Date

                                                                              41

   Fixed Rate:                           The [Monthly/Quarterly] Fixed Swap
                                         Administered Rate in relation to the
                                         relevant [Monthly/Quarterly]
                                         Distribution Date

   Fixed Rate Day Count Fraction:        Actual/365 (Fixed)

FLOATING AMOUNTS:

   Floating Rate Payer:                  Party A

   Floating Rate Payer Payment           Each [Monthly/Quarterly]Distribution
   Dates:                                Date

   Floating Rate Option:                 Bank Bill Rate for the Accrual Period
                                         corresponding to the
                                         [monthly/quarterly] Calculation Period

   Spread:                               [Monthly/Quarterly]Weighted Margin in
                                         respect of the relevant Distribution
                                         Date plus 0.70% per annum

   Floating Rate Day Count Fraction:     Actual/365 (Fixed)

BUSINESS DAY:                            Sydney

BUSINESS DAY CONVENTION:                 Following

CALCULATION AGENT:                       The Manager

OTHER PROVISIONS:                        For the purposes of the Agreement, the
                                         Transaction to which this Confirmation
                                         relates is a Fixed Rate Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL   SIGNED for and on behalf of COMMONWEALTH
TRUSTEE COMPANY LIMITED, ABN 42 000     BANK OF AUSTRALIA, ABN 48 123 123 124
001 007, as trustee of the Medallion
Trust Series 2007-1G

By:                                     By:
       ------------------------------          ---------------------------------
       (Authorised Officer)                    (Authorised Officer)

Name:                                   Name:
       ------------------------------          ---------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

                                                                              42

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES PTY.
LIMITED, ABN 88 064 133 946

By:
       ------------------------------
      (Authorised Officer)

Name:
       ------------------------------
Title:
       ------------------------------

                                                                              43

ANNEXURE 3

MONTHLY PAYMENT NOTICE - MEDALLION TRUST SERIES 2007-1G

TO:       COMMONWEALTH BANK OF AUSTRALIA, ABN 48 123 123 124 ("PARTY A")

AND TO:   PERPETUAL TRUSTEE COMPANY LIMITED, ABN 42 000 001 007, as trustee of the Series Trust, ("PARTY B")

FROM:     SECURITISATION ADVISORY SERVICES PTY. LIMITED, ABN 88 064 133 946 (the
          "MANAGER")

ISDA MASTER AGREEMENT dated [___] between Party A, Party B and the Manager (the
"AGREEMENT")

Determination Date:

The Manager has determined and gives notice of the following:

1.   MONTHLY BASIS SWAPS

     (a)  Notional Amount for the current Calculation Period:

     (b)  Monthly Basis Swap Administered Rate for the current Calculation
          Period just ended:

2.   MONTHLY FIXED RATE SWAPS

     (a)  Notional Amount for the current Calculation Period:

     (b)  Monthly Fixed Rate Administered Rate for the current Calculation
          Period just ended:

3.   MONTHLY RATE SET

     One-month Bank Bill Rate for the current Calculation Period:

     Monthly Weighted Margin for the current Calculation Period:

4.   QUARTERLY BASIS SWAPS (ONLY ON A QUARTERLY DISTRIBUTION DATE)

     (a)  Notional Amount for the current Calculation Period:

     (b)  Quarterly Basis Swap Administered Rate for the current Calculation
          Period just ended:

5.   QUARTERLY FIXED RATE SWAPS (ONLY ON A QUARTERLY DISTRIBUTION DATE)

     (a)  Notional Amount for the current Calculation Period:

     (b)  Quarterly Fixed Rate Administered Rate for the current Calculation
          Period just ended:

6.   QUARTERLY RATE SET (ONLY ON A QUARTERLY DISTRIBUTION DATE)

     (a)  Three-month Bank Bill Rate for the current Calculation Period:

     (b)  Quarterly Weighted Margin for the current Calculation Period:

                                                                              44

7.   BREAK COSTS

     The Break Costs (if any) in respect of the Determination Date:

8.   NET AMOUNT

     (a)  Net amount due for payment by Party A on the immediately following
          Payment Date:

     (b)  Net amount due for payment by Party B on the immediately following
          Payment Date:

Terms used and not otherwise defined in this notice have the same meaning as in the Agreement, as amended, supplemented or novitiate from time to time.

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES PTY.
LIMITED, ABN 88 064 133 946

By:
       ------------------------------
       (Authorised Officer)

Name:
       ------------------------------
Title:
       ------------------------------

                                                                              45

CONFIRMATION FOR QUARTERLY BASIS SWAP - MEDALLION TRUST SERIES 2007-1G

Date:

TO:   Perpetual Trustee Company            Securitisation Advisory Services
      Limited                              Pty. Limited
      ABN 42 000 001 007                   ABN 88 064 133 946
      as trustee of the Series Trust       Level 7
      Level 12                             48 Martin Place
      123 Pitt Street                      SYDNEY  NSW  2000
      SYDNEY NSW 2000
                                           Attention: Manager, Securitisation
      Attention: Manager, Securitisation

SWAP CONFIRMATION - QUARTERLY BASIS SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of 15 February 2007 , as amended, novated or supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of
Australia, ABN 48 123 123 124 ("PARTY A"), Perpetual Trustee Company Limited as
trustee of the Series Trust ("PARTY B") and Securitisation Advisory Services
Pty. Limited (the "MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                         103184

TRADE DATE:                            February 16, 2007

EFFECTIVE DATE:                        February 27, 2007

TERMINATION DATE:                      Means the earlier of:

                                       (a)  the Step-Up Date but only if :

                                            (i)  the Issue Margins (as defined
                                                 in the Offered Note Conditions
                                                 in respect of the Offered
                                                 Notes) in respect of the
                                                 Offered Notes, the Class A-2
                                                 Notes and the Class A-4 Notes
                                                 increase as and from the
                                                 Step-Up Date; and

                                            (ii) the weighted average Mortgage
                                                 Rate applicable to the Mortgage
                                                 Loans forming part of the
                                                 Assets of the Series Trust
                                                 which are charged interest at a
                                                 variable rate is equal to or
                                                 greater than the then Threshold
                                                 Rate.

                                       (b)  the date that all the Securities
                                            have been redeemed in full; and

                                       (c)  the Termination Date for the Series
                                            Trust,

                                       subject to the Following Business Day
                                       Convention

NOTIONAL AMOUNT:                       With respect to each quarterly
                                       Calculation Period means the Quarterly
                                       Basis Swap Amount for that quarterly
                                       Calculation Period

FLOATING ADMINISTERED RATE AMOUNTS:

   Floating Administered Rate Payer:   Party B

   Floating Administered Rate Payer    Each Quarterly Distribution Date
   Payment Dates:

   Floating Rate Option:               Quarterly Basis Swap Administered Rate in
                                       relation to the relevant Quarterly
                                       Distribution Date

   Floating Rate Day Count Fraction:   Actual/365 (Fixed)

FLOATING BBSW WEIGHTED RATE AMOUNTS:

   Floating BBSW Rate Payer:           Party A

   Floating BBSW Rate Payer Payment    Each Quarterly Distribution Date
   Dates:

   Floating Rate Option:               Bank Bill Rate for the Accrual Period
                                       corresponding to the quarterly
                                       Calculation Period

   Spread:                             Quarterly Weighted Margin in respect of
                                       the relevant Quarterly Distribution Date
                                       plus 0.70% per annum

   Floating Rate Day Count Fraction:   Actual/365 (Fixed)

BUSINESS DAY:                          Sydney

BUSINESS DAY CONVENTION:               Following

CALCULATION AGENT:                     The Manager

OTHER PROVISIONS:                      For the purposes of the Agreement, the
                                       Transaction to which this Confirmation
                                       relates is a Basis Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL   SIGNED for and on behalf of COMMONWEALTH
TRUSTEE COMPANY LIMITED, ABN 42         BANK OF AUSTRALIA, ABN 48 123 123 124
000 001 007, as trustee of the
Medallion Trust Series 2007-1G

By:                                     By:
    ---------------------------------       ------------------------------------
   (Authorised Officer)                    (Authorised Officer)

Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES PTY.
LIMITED, ABN 88 064 133 946

By:
     --------------------------------
     (Authorised Officer)

Name:
      -------------------------------
Title:
       ------------------------------

CONFIRMATION FOR QUARTERLY FIXED RATE SWAP - MEDALLION TRUST SERIES 2007-1G

Date:

TO: Perpetual Trustee Company Limited    Securitisation Advisory Services Pty.
    ABN 42 000 001 007                   Limited
    as trustee of the Series Trust       ABN 88 064 133 946
    Level 12                             Level 7
    123 Pitt Street                      48 Martin Place
    SYDNEY NSW 2000                      SYDNEY NSW 2000

    Attention: Manager, Securitisation   Attention: Manager, Securitisation

SWAP CONFIRMATION - QUARTERLY FIXED RATE SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of 15 February 2007, as amended, novated or and supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of
Australia, ABN 48 123 123 124 ("PARTY A"), Perpetual Trustee Company Limited as
trustee of the Series Trust ("PARTY B") and Securitisation Advisory Services
Pty. Limited (the "MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                         103183

TRADE DATE:                            February 16, 2007

EFFECTIVE DATE:                        February 27, 2007

TERMINATION DATE:                      Means the earlier of:

                                       (a)  the date that all the Securities
                                            have been redeemed in full; and

                                       (b)  the Termination Date for the Series
                                            Trust,

                                       subject to the Following Business Day
                                       Convention

NOTIONAL AMOUNT:                       With respect to each quarterly
                                       Calculation Period means the Quarterly
                                       Fixed Rate Swap Amount for that quarterly
                                       Calculation Period

FIXED AMOUNTS:

   Fixed Rate Payer:                   Party B

   Fixed Rate Payer Payment Dates:     Each Quarterly Distribution Date

   Fixed Rate:                         The Quarterly Fixed Swap Administered
                                       Rate in relation to the relevant
                                       Quarterly Distribution Date

   Fixed Rate Day Count Fraction:      Actual/365 (Fixed)

FLOATING AMOUNTS:

   Floating Rate Payer:                Party A

   Floating Rate Payer Payment         Each Quarterly Distribution Date
      Dates:

   Floating Rate Option:               Bank Bill Rate for the Accrual Period
                                       corresponding to the quarterly
                                       Calculation Period

   Spread:                             Quarterly Weighted Margin in respect of
                                       the relevant Quarterly Distribution Date
                                       plus 0.70% per annum

   Floating Rate Day Count Fraction:   Actual/365 (Fixed)

BUSINESS DAY:                          Sydney

BUSINESS DAY CONVENTION:               Following

CALCULATION AGENT:                     The Manager

OTHER PROVISIONS:                      For the purposes of the Agreement, the
                                       Transaction to which this Confirmation
                                       relates is a Fixed Rate Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL   SIGNED for and on behalf of COMMONWEALTH
TRUSTEE COMPANY LIMITED, ABN 42 000     BANK OF AUSTRALIA, ABN 48 123 123 124
001 007, as trustee of the Medallion
Trust Series 2006-1G

By:                                     By:
    ---------------------------------       ------------------------------------
    (Authorised Officer)                    (Authorised Officer)

Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
      -------------------------------          ---------------------------------

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES PTY.
LIMITED, ABN 88 064 133 946

By:
    ---------------------------------
    (Authorised Officer)

Name:
      -------------------------------
Title:
       ------------------------------